                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): December 28, 2000

                              -------------------

                         ENVIRO-CLEAN OF AMERICA, INC.

                              -------------------
            (Exact Name of Registrant as Specified in Its Charter)

               NEVADA                      0-26433          88-0386415
     ---------------------------- -------------------- ------------------
     (State or Other Jurisdiction     (Commission          (IRS Employer
           of Incorporation)          File Number)       Identification No.)


        1023 Morales Street, San Antonio, Texas                 78207
     ---------------------------------------------------     -----------
        (Address of Principal Executive Offices)              (Zip Code)


              Registrant's telephone number, including area code
                                (210) 227-9161

                                --------------


                         Former address of Registrant:
               211 Park Avenue, Hicksville, New York 11801-1408

                                      ---

        (Former Name or Former Address, if Changed Since Last Report.)

EXPLANATORY NOTE

     This Form 8-K/A amends Item 7 of the current report on Form 8-K filed by Enviro-Clean of America, Inc. (the "Company") on December 28, 2000, to include financial statements that were not available at the time of the filing of the initial report. The financial statements are required as a result of the December 22, 2000, divestiture by the Company of the assets of June Supply Corp. ("June Supply"), a former wholly-owned subsidiary of the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     a)  Financial Statements of Businesses Acquired

         Not applicable.

     b)  Pro forma financial information

         The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2000 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2000 and the year ended December 31, 1999, give effect to the disposition of the net assets of June Supply as of September 30, 2000 for the unaudited pro forma condensed consolidated balance sheet and as of January 1, 2000 and January 1, 1999 for the unaudited pro forma condensed consolidated statements of operations. The unaudited pro forma condensed consolidated financial statements are based on our historical consolidated financial statements, giving effect to the disposition and the assumptions and adjustments as discussed in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. These unaudited pro forma condensed consolidated financial statements have been prepared by our management based upon our unaudited condensed consolidated balance sheet as of September 30, 2000 and the related unaudited condensed statements of operations for the nine months ended September 30, 2000 and the year ended December 31, 1999. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto, and the narrative included in this Form 8-K/A and the Form 8-K. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what actual results of operations would have been for the periods had the transaction occurred on the dates indicated and do not purport to indicate future financial position nor the results of future operations.

                 ENVIRO-CLEAN OF AMERICA, INC. & SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 2000
                                  (unaudited)

                                                             SEPTEMBER 30,                 PRO FORMA
                                                                 2000                     ADJUSTMENTS             PRO FORMA
                                                            -------------                 -----------             ---------
                                                           ASSETS

Current assets

   Cash                                                    $   1,136,948             $     (96,901) (a)       $    1,040,047
   Accounts receivable                                         1,827,458                  (875,439) (a)              952,019
   Inventory                                                   1,938,080                (1,120,714) (a)              817,366
   Marketable securities-available for sale                    2,843,750                         -                 2,843,750
   Loan receivable-related party                                       -                         -                         -
   Loans receivable-other                                      1,024,696                         -                 1,024,696
   Prepaid expenses and other current assets                     329,672                         -                   329,672
                                                           -------------             -------------            --------------
    Total current assets                                       9,100,604                (2,093,054)                7,007,550
                                                           -------------             -------------            --------------
Property, plant & equipment - at cost                          1,435,809                  (359,169) (a)            1,076,640
   Less: accumulated depreciation                              1,095,437                  (227,069) (a)              868,368
                                                           -------------             -------------            --------------
     Net property, plant & equipment                             340,372                  (132,100)                  208,272
                                                           -------------             -------------            --------------
Goodwill                                                       5,228,460                (1,447,267) (b)            3,781,193
                                                           -------------             -------------            --------------

    TOTAL ASSETS                                           $  14,669,436             $  (3,672,421)           $   10,997,015
                                                           =============             =============            ==============

                                             LIABILITIES & STOCKHOLDERS' EQUITY

Current Liabilities
    Accounts payable and accrued expenses                  $   1,493,636             $    (342,968) (a)       $    1,150,668
    Notes payable-related parties                              1,120,707                  (270,707) (c)              850,000
    Current maturities of long-term debt                          32,249                    (6,625) (a)               25,624
                                                           -------------             -------------            --------------
    Total current liabilities                                  2,646,592                  (620,300)                2,026,292
                                                           -------------             -------------            --------------
Long-term liabilities
     Notes payable - subordinated                              1,441,825                         -                 1,441,825
     Notes payable-related parties                               809,218                  (338,384) (c)              470,834
     Long-term debt, less current maturities                      50,749                   (13,249) (a)               37,500
                                                           -------------             -------------            --------------
     Total liabilities                                         4,948,384                  (971,933)                3,976,451
                                                           -------------             -------------            --------------
     Redeemable preferred stock-$.001 par value;
      authorized 5,000,000 shares 70,000 shares of
      convertible stock designated as Series E stock-            175,000                         -                   175,000
                                                           -------------             -------------            --------------
Stockholder's equity
 Preferred stock Series A-$.001 par value; stated
 value $5.00; authorized, issued and outstanding
 shares -0-                                                            -                         -                         -
   Preferred stock Series B-$.001 par value;
    stated value $100.00; authorized 80,000 shares;
    issued and outstanding shares -0-                                  -                         -                         -
   Preferred stock Series D-$.001 par value; stated value
    $5.00; authorized, issued and outstanding shares -0-               -                         -                         -
   Common stock-$.001 par value; authorized 20,000,000
    shares; issued 6,607,682 and outstanding 6,107,682             6,608                         -                     6,608
   Less: Treasury stock-500,000 shares at cost                (1,000,000)                        -                (1,000,000)
   Additional paid-in capital                                 10,772,208                         -                10,772,208
   Accumulated other comprehensive income                      1,840,750                         -                 1,840,750
    Retained earnings (deficit)                               (2,273,514)               (2,700,488) (d)           (4,974,002)
    Common stock to be issued                                    200,000                         -                   200,000
                                                           -------------             -------------            --------------
    Total stockholders' equity                                 9,546,052                (2,700,488)                6,845,564
                                                           -------------             -------------            --------------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $  14,669,436             $  (3,672,421)           $   10,997,015
                                                           =============             =============            ==============


See accompanying notes to pro forma condensed consolidated financial statements.

                 ENVIRO-CLEAN OF AMERICA, INC. & SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                                  (unaudited)


                                                      NINE MONTHS
                                                         ENDED
                                                     SEPTEMBER 30,             PRO FORMA
                                                        ENDED                  ADJUSTMENTS             PRO FORMA
                                                     ------------           ----------------         ------------
 Net Sales                                             $ 10,942,966          $ (3,811,116) (a)         $ 7,131,850

 Cost of sales                                            6,517,135            (2,212,042) (a)           4,305,093
                                                       ------------          ------------              -----------

       Gross profit                                       4,425,831            (1,599,074)               2,826,757
                                                       ------------          ------------              -----------


 Operating expenses:
        Salaries                                          2,154,437              (698,129) (a)           1,456,308
        Professional fees                                   359,847               (31,164) (a)             328,683
        Depreciation and amortization                        91,927               (31,984) (a)              59,943
        Amortization of goodwill                            666,910              (122,574) (b)             544,336
        Marketing                                           198,832               (24,971) (a)             173,861
        Rent                                                434,185              (113,620) (a)             320,565
        Interest                                            549,075               (43,328) (C)             505,747
        Other                                             1,126,227              (330,873) (a)             795,354
                                                       ------------          ------------              -----------
 Total operating expenses                                 5,581,440            (1,396,643)               4,184,797
                                                       ------------          ------------              -----------

       Operating loss                                    (1,155,609)             (202,431)              (1,358,040)


 Other income                                             6,900,945               (13,330) (a)           6,887,615
                                                       ------------          ------------              -----------

 Income before income tax expense                         5,745,336              (215,761)               5,529,575

 Income tax expense                                         768,367                 3,611  (a)             771,978
                                                       ------------          ------------              -----------

 Net income from continuing operations                    4,976,969              (219,372)               4,757,597

 Income from operations of discontinued
   division                                                 113,310                     -                  113,310

 Loss on disposal of division                            (2,389,649)                    -               (2,389,649)
                                                       ------------          ------------              -----------

 Net income                                               2,700,630              (219,372)               2,481,258

 Preferred stock dividends                                 (121,983)                    -                 (121,983)
                                                       ------------          ------------              -----------

 Net income attributable to common stockholders        $  2,578,647          $   (219,372)             $ 2,359,275
                                                       ============          ============              ===========

 Income per share from continuing operations           $      0.85                                     $      0.81
                                                       ============                                    ===========

 Loss per share from discontinued operations           $     (0.40)                                    $     (0.40)
                                                       ============                                    ===========

 Income per share-basic and diluted                    $      0.45                                     $      0.41
                                                       ============                                    ===========

 Weighted average number of shares outstanding           5,727,902                                       5,727,902
                                                       ============                                    ===========


See accompanying notes to pro forma condensed consolidated financial statements.

                 ENVIRO-CLEAN OF AMERICA, INC. & SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1999
                                  (unaudited)

                                                          YEAR ENDED
                                                          DECENBER 31,             PRO FORMA
                                                             2000                 ADJUSTMENTS          PRO FORMA
                                                          ------------         -----------------       ----------
 Net Sales                                                    $ 7,281,408        $ (1,486,530) (a)      $ 5,794,878

 Cost of sales                                                  3,788,288          (1,197,757) (a)        2,590,531
                                                              -----------        ------------           -----------

       Gross profit                                             3,493,120            (288,773)            3,204,347
                                                              -----------        ------------           -----------

 Operating expenses:
        Salaries                                                1,370,992            (280,825) (a)        1,090,167
        Professional fees                                         710,728                   -               710,728
        Depreciation and amortization                              69,157             (36,563) (a)           32,594
        Amortization of goodwill                                  540,556             (64,477) (b)          476,079
        Marketing                                                  87,756             (12,207) (a)           75,549
        Rent                                                      270,021             (50,017) (a)          220,004
        Interest                                                  497,728             (38,670) (c)          459,058
        Other                                                   1,215,600            (189,730) (a)        1,025,870
                                                              -----------        ------------           -----------
 Total operating expenses                                       4,762,538            (672,489)            4,090,049
                                                              -----------        ------------           -----------

       Operating loss                                          (1,269,418)            383,716              (885,702)

 Other income                                                      61,458                   -                61,458
                                                              -----------        ------------           -----------

 Loss before income tax expense                                (1,207,960)            383,716              (824,244)

 Income tax expense (benefit)                                     (76,835)             (8,464) (a)          (85,299)
                                                              -----------        ------------           -----------

 Net loss                                                      (1,131,125)            392,180              (738,945)

 Preferred stock dividends                                       (192,462)                  -              (192,462)
                                                              -----------        ------------           -----------

 Net loss attributable to common stockholders                  (1,323,587)            392,180              (931,407)
                                                              ===========        ============           ===========

 Loss per share-basic and diluted                                  $(0.31)                                   $(0.22)
                                                              ===========                               ===========

 Weighted average number of shares outstanding                  4,271,764                                 4,238,339
                                                              ===========                               ===========


See accompanying notes to pro forma condensed consolidated financial statements.

ENVIRO-CLEAN OF AMERICA, INC & SUBSIDIARIES
Notes to Pro Forma Condensed Consolidated Financial Statements
--------------------------------------------------------------------------------



Pro Forma Adjustments:

Pro forma adjustments have been made to the historical amounts in the unaudited pro forma condensed consolidated financial statements as follows:

          (a) Adjustment to eliminate the assets, liabilities, revenues and expenses of June Supply which were included in the consolidated financial statements of Enviro-Clean of America, Inc. & Subsidiaries as of and for the nine months ended September 30, 2000 and the year ended December 31, 1999.

          (b) Adjustment to eliminate the balance of goodwill originally paid on the acquisition of June Supply and the related amortization expense for the nine months ended September 30, 2000 and the year ended December 31, 1999.

          (c) Adjustment to eliminate the acquisition indebtedness assumed on the original purchase of June Supply (repaid on sale) and the related interest on the debt as if repaid on December 31, 1999 and August 31, 1999 respectively.

          (d) To record the net effect to equity on the elimination of June Supply's and the Company's related assets and liabilities sold and assumed upon the sale.

(c)      Exhibits

         The following is a list of exhibits filed as part of this Form 8-K.

Exhibit Number             Description of Document

2.1 Asset Purchase Agreement between York Supply Limited, June Supply Corp. and Enviro-Clean of America, Inc., dated December 22, 2000.*




* Previously filed as an exhibit to Form 8-K, filed on behalf of the Company with the Securities and Exchange Commission on December 28, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENVIRO-CLEAN OF AMERICA, INC.


Date:  January 26, 2001                     By:     /s/ Randall Davis
                                                    ----------------------------
                                            Name:   Randall K. Davis
                                            Title:  President